UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): November 15, 2007

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
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             (Exact name of Registrant as specified in its Charter)

                        P-1: 0-17800            P-1: 73-1330245
                        P-3: 0-18306            P-3: 73-1336573
   P-1:  Texas          P-4: 0-18308            P-4: 73-1341929
 P-3 through P-6:       P-5: 0-18637            P-5: 73-1353774
    Oklahoma            P-6: 0-18937            P-6: 73-1357375
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of         File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  General - On  February  5, 2007,  Geodyne  Resources,  Inc.  (the  "General
     Partner") mailed a notice to the limited partners announcing that the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership (the "P-1 Partnership"), the Geodyne Institutional/Pension Energy Income Limited Partnership P-3 (the "P-3 Partnership"), the Geodyne Institutional/Pension Energy Income Limited Partnership P-4 (the "P-4 Partnership"), the Geodyne Institutional/Pension Energy Income Limited Partnership P-5 (the "P-5 Partnership") and the Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (the "P-6 Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, December 31, 2007. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows, at September 30, 2007:

                              P-1   $7,387,673
                              P-3   10,866,778
                              P-4    5,277,896
                              P-5    6,942,117
                              P-6   11,306,967

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     Pro forma unaudited  financial  information - A limited number of pro forma adjustments are required to illustrate the effects of the November 14 and 15, 2007 Oil and Gas Clearinghouse auction (the "November Auction") on the Combined Unaudited Statements of Net Assets of Partnership in Liquidation, Combined Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Combined Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

     (1)  P-1 Partnership

          (a) November 2007 Auction

          The P-1 Partnership's net fair value of its Net Profits Interests sold in the November Auction was $198,378 as of September 30, 2007. The net sales proceeds were approximately $156,000.

          For the nine months ended September 30, 2007, the P-1 Partnership's total revenues and operating expenses would have been reduced by $56,899 and $129, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-1 Partnership's Net Income from Continuing Operations would have decreased by $24,040, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $24,147, a reduction in depletion of Net Profits Interests of $56, and a reduction in accretion of the asset retirement obligation of $51.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the November Auction, and the October, August and May 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in July and September 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the P-1 Partnership's total revenues and operating expenses would have been reduced by $536,823 and $1,718, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-1 Partnership's Net Income from Continuing Operations would have decreased by $192,659, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $224,176, a reduction in depletion of Net Profits Interests of $30,649, and a reduction in accretion of the asset retirement obligation of $868.

     (2)  P-3 Partnership

          (a) November 2007 Auction

          The P-3 Partnership's net fair value of its Net Profits Interests sold in the November Auction was $378,352 as of September 30, 2007. The net sales proceeds were approximately $293,000.

          For the nine months ended September 30, 2007, the P-3 Partnership's total revenues and operating expenses would have been reduced by $122,016 and $370, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-3 Partnership's Net Income from Continuing Operations would have decreased by $47,806, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $50,150, a reduction in depletion of Net Profits Interests of $2,167, and a reduction in accretion of the asset retirement obligation of $177.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the November Auction, and the October, August and May 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in July and September 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the P-3 Partnership's total revenues and operating expenses would have been reduced by $882,797 and $4,181, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-3 Partnership's Net Income from Continuing Operations would have decreased by $485,868, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $552,746, a reduction in depletion of Net Profits Interests of $63,968, and a reduction in accretion of the asset retirement obligation of $2,910.


     (3)  P-4 Partnership

          (a) November 2007 Auction

          The P-4 Partnership's net fair value of its Net Profits Interests sold in the November Auction was $357,521 as of September 30, 2007. The net sales proceeds were approximately $285,000.

          For the nine months ended September 30, 2007, the P-4 Partnership's total revenues and operating expenses would have been reduced by $101,772 and $221, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-4 Partnership's Net Income from Continuing Operations would have decreased by $38,818, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $40,258, a reduction in depletion of Net Profits Interests of $1,361, and a reduction in accretion of the asset retirement obligation of $79.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the November Auction, and the October, September, and July 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the P-4 Partnership's total revenues and operating expenses would have been reduced by $509,947 and $3,782, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-4 Partnership's Net Income from Continuing Operations would have decreased by $720,164, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $779,132, a reduction in depletion of Net Profits Interests of $55,564, and a reduction in accretion of the asset retirement obligation of $3,404.

     (4)  P-5 Partnership

          (a) November 2007 Auction

          The P-5 Partnership's net fair value of its Net Profits Interests sold in the November Auction was $762,984 as of September 30, 2007. The net sales proceeds were approximately $1,491,000.

          For the nine months ended September 30, 2007, the P-5 Partnership's total revenues and operating expenses would have been reduced by $201,350 and $1,468, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-5 Partnership's Net Income from Continuing Operations would have decreased by $160,583, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $180,512, a reduction in depletion of Net Profits
          Interests of $19,020, and a reduction in accretion of the asset retirement obligation of $909.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the November Auction, and the October and August 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the P-5 Partnership's total revenues and operating expenses would have been reduced by $327,953 and $8,134, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-5 Partnership's Net Income from Continuing Operations would have decreased by $144,003, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $350,811, a reduction in depletion of Net Profits Interests of $203,052, and a reduction in accretion of the asset retirement obligation of $3,756.

     (5)  P-6 Partnership

          (a) November 2007 Auction

          The P-6 Partnership's net fair value of its Net Profits Interests sold in the November Auction was $600,594 as of September 30, 2007. The net sales proceeds were approximately $868,000.

          For the nine months ended September 30, 2007, the P-6 Partnership's total revenues and operating expenses would have been reduced by $124,314 and $1,349, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-6 Partnership's Net Income from Continuing Operations would have decreased by $120,728, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $138,182, a reduction in depletion of Net Profits Interests of $16,514, and a reduction in accretion of the asset retirement obligation of $940.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the November Auction, and the September, August, and July 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in May and October 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the P-6 Partnership's total revenues and operating expenses would have been reduced by $719,774 and $17,047, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the P-6 Partnership's Net Income from Continuing Operations would have decreased by $874,611, representing a reduction in Net Profits (including oil and gas sales net of operating expenses) of $1,149,489, a reduction in depletion of Net Profits Interests of $262,508, and a reduction in accretion of the asset retirement obligation of $12,370.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                       P-1 LIMITED PARTNERSHIP
                                     GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                       LIMITED PARTNERSHIP P-3
                                     GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                       LIMITED PARTNERSHIP P-4
                                     GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                       LIMITED PARTNERSHIP P-5
                                     GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                       LIMITED PARTNERSHIP P-6

                                     By:   GEODYNE RESOURCES, INC.
                                           General Partner

                                            //s// Dennis R. Neill
                                           -----------------------------
                                           Dennis R. Neill
                                           President

DATE: December 6, 2007

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